      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

Parties THIS LEASE, dated the 9th day of June, 1995 Between Eastern American Mortgage Company, Inc. located at 201 Lower Notch Rd., Little Falls, NJ 07424, hereinafter referred to as the Landlord, and International Sports Wagering, Inc., located at 32 Heights Rd., Wayne, NJ 07470, hereinafter referred to as Tenant,

                              WITNESSETH: That the Landlord hereby demises and leases to the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of Little Falls County of Passaic and State of New Jersey.

Premises                      Suite 2B
                              Second Floor
                              201 Lower Notch Rd.
                              Little Falls, New Jersey

                              (Schedule "A" designates floor plan and suite location)

Term The term of this demise shall be for five (5) years, zero (0) months, eleven (11) days, beginning June 19, 1995, and ending June 30, 2000.

Rent The rent for the demised term shall be seventy thousand thirty-two dollars and zero cents ($70,032.00), which shall accrue at the yearly rate, commencing on July 1, 1995 as follows:

                              Year 1:     $11,460.00 per year

                              Year 2:     $12,732.00 per year

                              Year 3:     $14,004.00 per year

                              Year 4:     $15,276.00 per year

                              Year 5:     $16,560.00 per year

                              The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

Payment of Rent

                              Year(s) 1, Month 1-12  -   $955.00 per month

                              Year(s) 2, Month 13-24 - $1,061.00 per month

                              Year(s) 3, Month 25-36 - $1,167.00 per month

                              Year(s) 4, Month 37-48 - $1,273.00 per month

                              Year(s) 5, Month 49-60 - $1,380.00 per month

                              at the office of Platinum Realty Group, 201 Lower Notch Rd. Little Falls, NJ 07424, or as may be otherwise directed by the Landlord in writing.

                              THE ABOVE LETTING IS UPON THE FOLLOWING
                              CONDITIONS:

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

Peaceful                           First.-The Landlord covenants that the
Possession                    Tenant, on paying the said rental and performing
                              the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                                   Second.-The Tenant covenants and agrees to
                              use the demised premises as a(n)

Purpose                       Administrative Office

                              and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

Default in                         Third.-The Tenant shall, without any previous
Payment of Rent               demand therefor, pay to the Landlord, or its
                              agent, the said rent at the times and in the
                              manner above provided. In the event of the
** SEE RIDER                  non-payment of said rent, or any installment
                              thereof, at the times and in the manner above
                              provided, and if the same shall remain in default
                              for ten days after, or if the Tenant shall be
Abandonment of                dispossessed for non-payment of rent, or if the
Premises                      leased premises shall be deserted or vacated, the
                              Landlord or its agents shall have the right to and
                              may enter the said premises as the agent of the
                              Tenant, either by force or otherwise, without
Re-entry and                  being liable for any prosecution or damages
Reletting by                  therefor, and may relet the premises as the agent
Landlord                      of the Tenant, and receive the rent therefor, upon
                              such terms as shall be satisfactory to the
                              Landlord, and all rights of the Tenant to
                              repossess the premises under this lease shall be
Tenant Liable                 forfeited. Such re-entry by the Landlord shall not
for Deficiency                operate to release the Tenant from any rent to be
                              paid or covenants to be performed hereunder during
                              the full term of this lease. For the purpose of
                              reletting the Landlord shall be authorized to make
Lien of                       such repairs or alterations in or to the leased
Landlord to                   premises as may be necessary to place the same in
Secure                        good order and condition. The Tenant shall be
                              liable to the Landlord for the cost of such
                              repairs or alterations, and all expenses of such
Performance                   reletting. If the sum realized or to be realized
                              from the reletting is insufficient to satisfy the
                              monthly or term rent provided in this lease, the
Attorney's Fees               Landlord, at its option, may require the Tenant to
                              pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The
                              Tenant shall not be entitled to any surplus accruing as a result of the reletting. The
                              Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgement. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and               Fourth.-The Tenant shall not sub-let the
Assignment                    demised premises nor any portion thereof, nor
                              shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.


** SEE RIDER                       Fifth.-The Tenant has examined the demised
                              premises, and accepts them in their present
                              condition (except as otherwise expressly provided
Condition of                  herein) and without any representations on the
Premises                      part of the Landlord or its agents as to the
                              present or future condition of the said premises.
                              The Tenant shall keep the demised premises good
Repairs                       condition. The Tenant shall quit and surrender the
                              premises at the end of the demised term in as good
                              condition as the reasonable use thereof will
Alterations and               permit. The Tenant shall not make any alterations,
Improvements                  additions, or improvements to said premises
                              without the prior written consent of the Landlord.
                              All erections, alterations, additions and
Sanitation,                   improvements, permanent in character, which may be
Inflammable                   made upon the premises either by the Landlord or
Materials                     the Tenant except furniture or moveable trade
                              fixtures installed at the expense of the Tenant,
                              shall be the property of the Landlord and shall
Sidewalks                     remain upon and be surrendered with the premises
                              as a part thereof at the termination of this
                              Lease, without compensation to the Tenant. The
** SEE RIDER                  Tenant further agrees to keep said premises and
                              all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Mechanics'                         Sixth.-In the event that any mechanics' lien
Liens is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

total expense
                              incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass                              Seventh.-The Tenant agrees to replace at the
                              Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Liability of                       Eighth.-The Landlord shall not be responsible
Landlord                      for the loss of or damage to the property, or
                              injury to persons, occurring in or about the
** SEE RIDER                  demised premises, by reason of any existing or
                              future condition, defect, matter or thing in said demised premises or the property of which the premises are' a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

Services and                       Ninth.-Utilities and services furnished to
Utilities                     the demised premises for the benefit of the Tenant
                              shall be provided and paid for as follows: water by the Landlord; gas by the Landlord; electricity by the Landlord; heat by the Landlord; air refrigeration by the Landlord; hot water by the Landlord.

** SEE RIDER                  The Landlord shall not be liable for any
                              interruption or delay in any of the above services for any reason.

Right to                           Tenth.-The Landlord, or its agents, shall
Inspect and                   have the right to enter the demised premises at
Exhibit                       reasonable hours in the day or night to examine
                              the same, or to run telephone or other wires, or
                              to make such repairs, additions or alterations as
                              it shall deem necessary for the safety,
                              preservation or restoration of the improvements,
                              or for the safety or convenience of the occupants
** SEE RIDER                  or users thereof (there being no obligation,
                              however, on the part of the Landlord to make any such repairs, additions, or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire,                    Eleventh.-In the event of the destruction of
Explosion, The                the demised premises or the building containing
Elements or                   the said premises by fire, explosion, the elements
Otherwise                     or otherwise during the term hereby created, or
                              previous

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              thereto, or such partial destruction thereof
** SEE RIDER                  as to render the premises wholly untenantable or
                              unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the, time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine.
                              The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation of                     Twelfth.-The Tenant agrees to observe and
Laws,                         comply with all laws, ordinances, rules and
Ordinances,                   regulations of the Federal, State, County and
Rules and                     Municipal authorities applicable to the business
Regulations                   to be conducted by the Tenant in the demises
                              premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on the property kept therein, or which will obstruct or interfere with the rights of other tenants or conflict with the regulations of the Fire Department or with any insurance policy.

Signs                              Thirteenth.-No sign, advertisement or notice
                              shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination                      Fourteenth.-This lease is subject and is
to Mortgages                  hereby subordinated to all present and future
and Deeds of                  mortgages, deeds of trust and other encumbrances
Trust                         affecting the demised premises or the property of
                              which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              of this lease to any such mortgage, deed of trust or encumbrance.

Sale of                            Fifteenth.-In the event of the sale by the
Premises                      Landlord of the demised premises, or the property
                              of which said premises are a part, the Landlord or
** SEE RIDER                  the purchaser may terminate this lease.

Rules and                          Sixteenth.-The rules and regulations
Regulations of                regarding the demised premises, affixed to this
Landlord                      lease, if any, as well as any other and further
                              reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgement, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to Tenant, shall have the same force and effect if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by Tenant of the demised premises.

Violation of                       Seventeenth.-In case of violation by the
Covenants,                    Tenant of any of the covenants, agreements and
Forfeiture of                 conditions of this lease, or of the rules and
Lease, Re-entry               regulations now or hereafter to be reasonably
by Landlord                   established by the Landlord, and upon failure to
                              discontinue such violation within ten days after
                              notice thereof given to the Tenant, this lease
                              shall thenceforth, at the option of the Landlord,
                              become null and void, and the Landlord may
                              re-enter without further notice or demand. The
Non-waiver of                 rent in such case shall become due, be apportioned
Breach                        and paid on and up to the day of such re-entry,
                              and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid.
                              No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver by the Landlord of any violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premise after the said breach or violation.

Notices                            Eighteenth.-All notices and demands, legal or
                              otherwise, incidental to this lease, or the occupation the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              premises, or to leave a copy
                              thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy,                        Nineteenth.-It is further agreed that if at
Insolvency,                   any time during the term of this lease the Tenant
Assignment for                shall make any assignment for the benefit of
Benefit of                    creditors, or be decreed insolvent or bankrupt
Creditors                     according to law, or if a receiver shall be
                              appointed for the Tenant, then the Landlord may at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over by                    Twentieth.-In the event that the Tenant shall
Tenant remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to Treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all of the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent Domain,                    Twenty-First.-If the property or any part
Condemnation                  thereof wherein the demised premises are located
                              shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security                           Twenty-second.-The Tenant has this day
                              deposited with the Landlord the sum of $1,380.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

Arbitration                        Twenty-third.-Any dispute arising under this
                              lease shall be settled by arbitration. Then
                              Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the Parties hereto.

Delivery of                        Twenty-fourth.-No rights are to be conferred
Lease upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

Lease                              Twenty-fifth.-The foregoing rights and
Provisions Not                remedies are not intended to be exclusive but as
Exclusive                     additional to all rights and remedies the Landlord
                              would otherwise have by law.

Lease Binding                      Twenty-sixth.-All of the terms, covenants and
on Heirs,                     conditions of this lease shall inure to the
Successors,                   benefit of and be binding upon the respective
Etc.                          heirs, executors, administrators, successors and
                              assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

                                   Twenty-seventh.-This lease and the obligation
                              of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delay from so doing by reason of governmental

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                              preemption in connection with the National
** SEE RIDER                  Emergency declared by the President of the United
                              States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                                   Twenty-eighth.-This instrument may not be
                              changed orally.

                                   IN WITNESS WHEREOF, the said parties have
                              hereto set their hands and seals the day and year first written above.

Witness:                              Eastern American Mortgage Company  (SEAL)
                                      --------------------------------
                                                     Landlord

                                         By /s/
---------------------------------           ------------------------------------

                                         International Sports Wagering Inc.
---------------------------------        ---------------------------------------
                                                         Tenant

                                         By   /s/ Barry Mindes
                                            ------------------------------------
                                              Barry Mindes, President

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                                   GUARANTY

      In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant to the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:                                 INTERNATIONAL SPORTS WAGERING,
                                         INC.

                                         By /s/ Barry Mindes             (SEAL)
---------------------------------          -----------------------------
                                               Barry Mindes, President

                                                                          (SEAL)
---------------------------------        -------------------------------

Date:
     ---------------------------

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                    ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

            For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after ____________ ___, 19__ unto ________________________________________________
_______________________________________________________________________________
heirs, successors, and assigns, the demised premises to be used and occupied for
_______________________________________________________________________________
and for no other purpose, it being expressly agreed that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease:

Witness:

                                                                         (SEAL)
---------------------------------        -------------------------------
                                                                         (SEAL)
---------------------------------        -------------------------------

Date:
     ---------------------------

            In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee,
______________________________________________________________________________
hereby assumes and agrees from and after ______ __, 19__ to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:

                                                                         (SEAL)
---------------------------------        -------------------------------
                                                                         (SEAL)
---------------------------------        -------------------------------

Date:
     ----------------------------

      LEASE - Eastern American Mortgage Company, Inc. (Landlord) to International Sports Wagering, Inc. (Tenant)

                             CONSENT TO ASSIGNMENT

      The undersigned Landlord hereby consents to the assignment of the within lease to _________________________________________________________
_______________________________________________________________________________
on the express conditions that the original Tenant ____________________________
________________________________________________________________________________
the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.


                                    ------------------------------------------
                                                      Landlord

Date:                               By:
      ----------------------            --------------------------------------

                   FIRST RIDER TO LEASE DATED JUNE 9, 1995
                                   BETWEEN
              EASTERN AMERICAN MORTGAGE COMPANY, INC. (LANDLORD)
                                     AND
                 INTERNATIONAL SPORTS WAGERING, INC. (TENANT)

DATED: June 9, 1995

      REVISIONS TO PARAGRAPHS CONTAINED IN THE LEASE AGREEMENT

      Third.INSERT- ..."default for ten days after Landlord shall notice Tenant of same, or if"...

      Fourth.INSERT- ..."which consent shall not be unreasonably withheld."

      Fifth.INSERT- ..."ground floor, the Landlord further agrees"...

      Eighth.INSERT- ..."the said property, other than Landlord, its Agents and representatives. The Tenant"...

      Ninth.INSERT- ..."for any reason. However, Landlord shall use best efforts towards the restoration of said utilities and services."...

      Tenth.INSERT- ..."signs thereon. Landlord shall not unreasonably interfere with Tenants business activities."

      Eleventh.INSERT- ..."at the option of Landlord or Tenant, cease and become null"...

      INSERT- ..."repairable within thirty days from the happening of said injury, or if comparable space in the building can be provided to accommodate Tenant during the repair period, the Landlord may enter" ...

      Fifteenth.INSERT- ..."terminate this lease upon ninety days prior written notice throughout the term or any extensions of this lease."

      Seventeenth.INSERT- ..."violation by Tenant of any of the material covenants, agreements .... or of the material rules and"...

      Twenty-seventh.INSERT- ..."affected by the war. However, Landlord shall utilize best efforts to correct said delay."

           ADDITIONS TO PARAGRAPHS CONTAINED IN THE LEASE AGREEMENT

      Twenty-ninth.-There will be a twenty-five dollar ($25.00) charge assessed to Tenant each time that any check submitted by Tenant to Landlord is returned for insufficient funds by Landlord's bank. There will be a late payment charge assessed to Tenant in the amount of twenty-five dollars ($25.00) for the first late rent payment, which payment shall be considered late if received by Landlord later than ten (10) days from said due date. Thereafter, a late payment charge will be assessed to Tenant in the amount of thirty-five dollars ($35.00) or five percent (5%) of the amount due, whichever is greater, for the second or any subsequent late rent payment, or for the late payment of any other monies due to Landlord by Tenant, which payment shall be considered late if received by Landlord later than five (5) days from said due date. All charges assessed to Tenant for returned checks or late payments shall be considered additional rent.

      Thirtieth.-This lease is a gross lease. However, Tenant hereby agrees to pay as additional rent, its proportionate share of direct and indirect expenses associated with the periodic and day to day operation of the building(s), land and all improvements associated with the demised premises (hereinafter, "Complex Charges"), for the benefit of Tenant and other building occupants, only to the extent that said Complex Charges increase by greater than five percent (5%) in any year completed, when averaged over all then completed years of the lease, e.g., at the end of the third year the increase would have to be 15% (fifteen percent) for an increase to apply, over the base year (1995) amount of $5.75 per gross square foot of building area, and with a cap on such additional rent of one dollar ($1.00) per square foot annually. Complex Charges shall include real estate taxes, insurance expenses, common area maintenance/repair expenses (hereinafter, "C.A.M. expenses"), and an administrative fee of fifteen percent (15%) of the aforementioned C.A.M. expenses. Landlord shall have the option of billing Tenant monthly for those expenditures made on behalf of Complex Charges as they become due or are procured by Landlord, or establishing an annual budget of anticipated Complex Charges, which budget may be adjusted quarterly, and billed monthly, with any surpluses being credited on account of Tenant at the end of said budget period, or deficiencies being considered as additional rent and shall be due at the end of said budget period. For the purpose of this lease, Tenant's proportionate share of all Complex Charges shall be 11.58%. Whenever "proportionate share", "pro-rata share" or "percentage of occupancy" of Complex Charges are referred to in this lease, it is hereby agreed that 11.58% shall be used.

Real estate taxes shall include all property taxes and Municipal or other governmental utility charges (ie. water, sewer) assessments of the land and all improvements associated with the use of the demised premises.

Insurance expenses shall include all fire, liability, boiler (mechanical), and other insurance premiums and deductibles deemed reasonable and necessary by Landlord.

C.A.M. expenses shall include all expenses deemed reasonable and necessary by Landlord, to provide suitable use and occupancy conditions for the Tenant and other building occupants, to maintain or repair, and provide adequate utility and other essential services to, the building(s), land and all improvements associated with the demised premises, including but not limited to landscaping, snow and ice removal, garbage container service and removal, parking lot patch paving and line striping, janitorial service, plumbing and mechanical equipment, and any nonstructural building component. Specifically excluded from C.A.M. charges are the total replacement of the roof, parking lot or retaining wall.

Landlord shall have the right to separate, at Landlord's expense, any or all utility service or mechanical equipment in such a way, that said service and/or equipment might service only the common areas or specific suites within the building, and require Tenant, at Landlord's option, to pay its pro-rata share of Complex Charges associated with the common use of said service and/or equipment, and become individually responsible for those services and/or equipment which are exclusive to the demised premises.

      Thirty-first.-In the event that Tenant sub-leases or assigns this lease, subject to Landlord's rights as contained in the fourth paragraph of this lease, to any individual, partnership or corporation, it is agreed that Landlord shall receive not less than one hundred percent (100%) of any additional rent or consideration paid on behalf of the assignment of this lease, by or on behalf of said assignee, or any subsequent assignee.

      Thirty-second.-The procedure for arbitration as contained in the twenty-third paragraph of this lease shall be limited to disputes having monetary value of ten thousand dollars ($10,000.00) or less, and disputes having no monetary value whatsoever.

      Thirty-third.-Tenant shall be permitted to change the "Eastern American Mortgage" sign located on the exterior of the west side of the building at Tenant's expense, to a sign of same dimensions and character as said sign, subject to Landlord's approval which shall not unreasonably be withheld.

      Thirty-fourth.-Any improvements that Tenant may require subsequent to the initial full execution date of the within Lease, shall be subject to Landlord's approval, at Landlord's sole and exclusive option. Said improvements shall be made at Tenant's sole and exclusive expense.

      Thirty-fifth.-The effective date of the term of this lease shall be June 19, 1995. However, any delay in the commencement of the term of this lease shall in no way extend the termination date of this lease.

      Thirty-sixth.-Upon the passing of the ninth month of the term of this lease, Tenant shall have the right of early termination of said lease, subject to there being no default of the subject lease by Tenant and upon Tenant providing Landlord with at least ninety days prior notice of said early termination.

IN WITNESS WHEREOF, the said parties have hereto set their hands and seals the day and year first written above.

Witness:                                                                  (SEAL)
                                         --------------------------------
                                                        Landlord

                                         By
---------------------------------          -------------------------------------

                                                                         (SEAL)
---------------------------------        --------------------------------
                                                         Tenant